Real Silk Investments, Inc.
                      445 N. Pennsylvania St.; Suite 500
                            Indianapolis, IN  46204

                                (317) 632-7359



                                        For Immediate Release
                                        June 24, 1999
                                        Indianapolis, Indiana





Real Silk Investments, Incorporated, announced that it has reached an agreement to merge with and into Lord Abbett Affiliated Fund,Inc., an open-end mutual fund with approximately $10 billion in assets. The merger is subject to Real Silk shareholder approval.

Daniel R. Efroymson, president of Real Silk, stated that he and the Board of Directors thought a merger with Lord Abbett Affiliated Fund presented an excellent opportunity for Real Silk shareholders. He noted that the two funds have similar investment objectives, seeking long-term growth of capital through investing in value stocks.

Mr. Efroymson stated that Lord Abbett & Co., the investment advisor to Affiliated Fund, is an investment management firm which has been in the advisory business for 70 years. According to information available to him, Lord Abbett has approximately $32 billion of assets under management and the Lord Abbett family of funds consists of 35 mutual funds designed to meet a wide variety of investment needs.

Mr. Efroymson indicated that the definitive merger agreement should be executed in the next few days, and that the Real Silk Board of Directors would be calling a special shareholders meeting to vote on the merger agreement after certain regulatory requirements are satisfied.

U.S. Bancorp Piper Jaffray, Inc. acted as investment bankers for Real Silk.